UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 18, 2015

CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-15903	72-1100013
(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 300 Houston, Texas	77079
(Address of Principal Executive Offices)	(Zip Code)

(281) 921-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2015, R. Sean Elliott, Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of CARBO Ceramics Inc. (the “Company”) resigned from such positions, effective as of April 10, 2015. Mr. Elliott’s resignation was not due to a disagreement between the Company and Mr. Elliott relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.

Date: March 20, 2015	By:	/s/ Ernesto Bautista III
Ernesto Bautista III
Vice President and Chief Financial Officer